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                                                                    EXHIBIT 4.1


                        THIS CERTIFICATE IS TRANSFERABLE
                                IN NEW YORK, NY

                       TRANSCOASTAL MARINE SERVICES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS
                                  AND LEGENDS

                               CUSIP 893537 10 0


THIS CERTIFIES THAT ___________________________________________________________

IS THE OWNER OF________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 PER SHARE OF THE COMMON STOCK OF

                       TRANSCOASTAL MARINE SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Restated Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.


Dated                                                     CHAIRMAN OF THE BOARD
                                                    AND CHIEF EXECUTIVE OFFICER

                                                                      SECRETARY

COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

BY
                                                           AUTHORIZED SIGNATURE
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                       TRANSCOASTAL MARINE SERVICES, INC.

        In addition to Common Stock, the Corporation is authorized to issue Preferred Stock, par value $.001 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other special rights between owners of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any certificate of designations. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT - ________________________ Custodian _______________________
                           (Cust)                            (Minor)

                Under Uniform Gifts to Minors Act ________________________
                                                           (State)

UNIF TRF MIN ACT - ______________________ Custodian (until age __) _______
                           (Cust)                                    (Minor)

                    Under Uniform Transfer to Minors Act ___________________
                                                                (State)

        Additional abbreviations may also be used though not in above list.

For value received, ___________________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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----------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

           NOTICE:

                                           X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST    -----------------------------------
CORRESPOND WITH THE NAME(S) AS WRITTEN ON               (SIGNATURE)
THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR           X
ENLARGEMENT OR ANY CHANGE WHATEVER.         -----------------------------------
                                                        (SIGNATURE)

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                                         THE SIGNATURES(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS AND SAVINGS AND
                                         LOAN ASSOCIATIONS AND CREDIT UNIONS
                                         WITH MEMBERSHIP IN AN APPROVED
                                         SIGNATURE GUARANTEE MEDALLION PROGRAM).
                                         PURSUANT TO S.E.C. RULE 17Ad-15.
                                         ---------------------------------------
                                         SIGNATURES(S) GUARANTEED BY:
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